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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of the earliest event reported): January 11, 2005

                      Creative Computer Applications, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

           California              0-12551           95-3353465
  (State or Other Jurisdiction   (Commission        (IRS Employer
       of Incorporation)        File Number)     Identification No.)

                               26115-A Mureau Road
                               Calabasas, CA 91302
               (Address of Principal Executive Offices) (Zip Code)

                                 (818) 880-6700
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
          Year

On January 10, 2005, the Board of Directors of Creative Computer
Applications, Inc. (CCA) resolved to change the Company's Fiscal Year from August 31 to December 31. This change is being effectuated in connection with the Company's recently announced proposed merger. CCA will be filing a Transition Report on Form 10QSBT for the period of September 1, 2004 through December 31, 2004, no later than 45 days from December 31, 2004.


SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 11, 2005          Creative Computer Applications, Inc.

                          /s/ Steven M. Besbeck
                          ____________________________________
                          Steven M. Besbeck
                          President, Chief Executive Officer, Chief Financial Officer


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